Exhibit 10.14


                    SECOND AMENDMENT TO LEASE BY AND BETWEEN
                        JORANDCOR, INC. ("LANDLORD") AND
                 CODA MUSIC TECHNOLOGY, INC. F/N/A VIVACE, INC.,
                     SUCCESSOR TO CODA COMPANY, ("TENANT"),
                             DATED OCTOBER 23, 1992



         THIS SECOND AMENDMENT TO LEASE is made as of the 30th day of June, 1997.

         Landlord and Tenant are parties to that certain Lease Agreement dated October 23, 1992, as amended by that First Amendment To Lease dated May 26, 1993, for certain property located in the City of Eden Prairie ("Lease").

         WHEREAS, Tenant has exercised its option to renew the Lease as set forth in paragraph 24 of the Lease ("Option"), extending the terms of the Lease for a three (3) year period commencing December 1, 1997;

         WHEREAS, the parties wish to set forth the base rent to be paid by the Tenant to the Landlord from December 1, 1997 to November 30, 2000, and to reaffirm all other terms and conditions of the Lease:

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Lease is hereby amended as follows:

          1. The Termination Date as defined in the Lease shall be November 30, 2000.

          2. The monthly base rent to be paid by Tenant to Landlord pursuant to the terms of the Lease from December 1, 1997 to November 30, 2000 shall be paid as follows:

          a.   From December 1, 1997 to November 30, 1998, $6,571.12 per month;

          b.   From December 1, 1998 to November 30, 1999, $6,702.75 per month;

          c.   From December 1, 1999 to November 30, 2000, $6,834.38 per month.

          d.   November 2000 rent shall be paid as follows:

                   (i)      Tenant shall pay $1,953.38; and

                   (ii) The Security Deposit of $4,881.00 shall be applied to the balance.

                  Landlord's agreement to apply the Security Deposit to the November 2000 rent or the actual application thereof does not constitute a waiver of any of Tenant's obligations under the lease, nor is Tenant relieved of any obligations thereunder.


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          3. The rent for November 1997 shall be $5,821.87, and Landlord will retain $4,881.00 as the security deposit required under the lease.

          4. Except as expressly modified by this Amendment to the Lease, all the other terms and conditions of the Lease, and any prior amendments thereto, are hereby ratified and confirmed by the parties.

         IN WITNESS WHEREOF, the undersigned have placed their hands the date and year first above written.



LANDLORD:                                   TENANT:

JORANDCOR, INC.                             CODA MUSIC TECHNOLOGY, INC.



By:  /s/ Richard A. Broms                   By: /s/ Joan K. Berg

     Its: President                             Its:  Chief Financial Officer